Exhibit 10.4

EQUITY PLEDGE AGREEMENT
股权质押协议

This Equity Pledge Agreement (hereinafter this “Agreement”) is dated September 25, 2009, and is entered into in Beijing, People’s Republic of China (“PRC” or “China”) by and among Shenyang Yanzikou Sports & Entertainment Co., Ltd. (“Pledgee”), and each of the shareholders listed on the signature pages hereto (each a “Pledgor” and collectively, the “Pledgors”) of Beijing Shungao Golf Course Management Co., Ltd. (“Shungao Company”). The Shungao Company is made a party to this Agreement for the purpose of acknowledging the Agreement.

此《股权质押协议》（以下作“协议”）于2009年9月25日在中华人民共和国（“PRC”或“中国”）北京市由沈阳燕子口体育休闲运动限公司（“质权人”）,以及签字页所示的北京顺高高尔夫球场管理有限公司（“顺高公司”）的股东（各股东分别或统称为“出质人”）共同订立。顺高公司以下签字是为认可本协议。

RECITALS
说       明

1.           The Pledgee incorporated in the PRC as a foreign investment enterprise and specializes in the management of sports fields and facilities.

质权人为根据中国法成立的外商投资企业，专门开展运动场馆和设施管理业务。

2.           Shungao Company is engaged in the management and design of Golf Course (collectively the “Business”).

顺高公司主要从事高尔夫球场的管理和设计业务（总称为“业务”）。

3.           The Pledgors are shareholders of the Shungao Company, each legally holding such amount of equity interest of the Shungao Company as set forth on the signature page of this Agreement and collectively holding 100% of the issued and outstanding equity interests of the Shungao Company (collectively the “Equity Interest”).

出质人股东按照本协议签字页载明的数额合法持有顺高公司的股权，前述股权合计构成顺高公司的已发行股权的100%（以下统称“股权”）。

4.           The Pledgee and the Shungao Company have executed a Consulting Services Agreement dated September 25, 2009 (the “Consulting Services Agreement”) concurrently herewith, pursuant to which the Shungao Company shall pay consulting and service fees (the “Consulting Services Fee”) to the Pledgee for consulting and related services in connection with the Business.

质权人和顺高公司在2009年9月25日签订了签署了《咨询服务协议》（以下简称《咨询服务协议》）。基于该协议，公司需向质权人就其提供的咨询和其他与公司业务相关的服务支付技术咨询和服务费（以下简称“咨询服务费”）。

5.           In order to ensure that the Shungao Company will perform its obligations under the Consulting Services Agreement, and in order to provide an additional mechanism for the Pledgee to enforce its rights to collect the Consulting Services Fee from the Shungao Company, the Pledgors agree to pledge all their equity interests in the Shungao Company as security for the performance of the obligations of the Shungao Company under the Consulting Services Agreement, including payment of the Consulting Services Fee.

为确保顺高公司履行其在《咨询服务协议》项下的义务，并为质权人能够照常从顺高公司收取咨询服务费提供进一步的措施，出质人同意出质在顺高公司中的所有股权作为对顺高公司履行《咨询服务协议》项下义务（含咨询服务费用支付义务）的担保。

NOW THEREFORE, the Pledgee and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:
因此，质权人和出质人经相互协商签订以下协议，以资遵守：

1.           Definitions and Interpretation.  Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

定义和解释。如果该协议不另作说明，下述条款将有下述含义：

1.1           “Pledge” refers to the full content of Section 2 hereunder.

 “质押”指的是下文第2节的全部内容。

1.2           “Equity Interest” refers to all the equity interests in the Shungao Company legally held by the Pledgors.

“股权”指的是由出质人合法拥有的在顺高公司中的全部股权。

1.3           “Term of Pledge” refers to the period provided for under Section 3.2 hereunder.

“质押期限”指的是下文3.2节所提到的期限。

1.4           “Event of Default” refers to any event in accordance with Section 7.1 hereunder.

“违约事项”指的是下文7.1节所列任何事项。

1.5           “Notice of Default” refers to the notice of default issued by the Pledgee in accordance with this Agreement.

“违约通知” 指的是由质权人根据本协议发出的违约通知。

2.           The Pledge.  The Pledgors hereby pledge the Equity Interest to the Pledgee as a security for the obligations of the Shungao Company under the Consulting Services Agreement (the “Pledge”).  Pursuant thereto, the Pledgee shall have priority in receiving payments from the evaluation or the proceeds from the auction or sale of the Equity Interest. The Equity Interest shall hereinafter be referred to as the “Pledged Collateral”.

质押。出质人谨此向质权人质押他们股权以作为在该《咨询服务协议》中所涉及的顺高公司义务的担保（“质押”）。依照该协议，质权人将从股权权益的拍卖或销售的价款获得优先受偿权。股权以下称为“质押物”。

3.           Term of Pledge.
质押期限。

3.1           The Pledge shall take effect as of the date when the Pledge is recorded in the Shungao Company’s Register of Shareholders, and shall expire two (2) years from the Shungao Company’s satisfaction of all its obligations under the Consulting Services Agreement (the “Term”).

质押将从质押事项载入公司股东登记薄之日开始生效。有效期限（“期限”）将在顺高公司充分履行《咨询服务协议》项下义务的两（2）年后到期。

3.2           During the Term, the Pledgee shall be entitled to vote, control, sell, or dispose of the Pledged Collateral in accordance with this Agreement in the event that the Shungao Company does not perform its obligations under the Consulting Services Agreement, including without limitations thee failures to pay the Consulting Service Fee.

在期限之内，如果顺高公司没有履行《咨询服务协议》下的义务，包括但不限于三次不支付咨询服务费，质权人有权根据本协议投票、控制、出售或处分质押物。

3.3           During the Term, the Pledgee shall be entitled to collect any and all dividends declared or paid in connection with the Pledged Collateral.

在期限之内，质权人有权收取所有已宣告或已支付的与质押物有关的红利。

4.           Pledge Procedure and Registration.

质押程序和登记。

4.1           The Pledge shall be recorded in the Shungao Company’s Register of Shareholders.  The Pledgors shall, days after the date of this Agreement, process the registration procedures with the Administration for Industry and Commerce concerning the Pledge.

质押应在顺高公司股东登记薄上载明。出质人应在本协议签订后，向工商行政管理局办理质押登记手续。

4.2           To the maximum extent permitted by the PRC laws, the Pledgors and Pledgee will file the application with Administration for Industry and Commerce with competent authority to register the Pledge within the term of this Agreement.

在中国法律最大的许可范围内，出质人和质权人将在本协议期限内向具有权限的工商行政管理机关申请登记质押。

           4.3                      Pledgors and Pledgee agree to use their best efforts to take any action required for the completion of the registration of the Pledge, including without limitation, the execution of documents, the payment of filing fees and submission of applications.

出质人和质权人将尽其最大努力进行任何完成质押登记所需要的行动，包括但不限于签署文件、支付申报费用及提交申请。

5.           Representation and Warranties of Pledgors.
出质人的陈述和保证。

5.1           The Pledgors are the legal owners of the Pledged Collateral.

出质人是质押物的合法所有人。

5.2           Other than to the Pledgee, the Pledgors have not pledged the Pledged Collateral to any other party, and the Pledged Collateral is not encumbered to any other party.

除质权人以外，出质人没有将质押物质押给其它任何人或在质押物上为其他人设定权利负担。

6.           Covenants of Pledgors.
出质人的承诺。

6.1           During the Term, the Pledgors represent and warrant to the Pledgee for the Pledgee’s benefit that the Pledgors shall:

在期限内，出质人向质权人陈述并保证：基于质权人的利益，出质人必须做到：

6.1.1           Not transfer or assign the Pledged Collateral, nor create or permit to create any pledge or encumbrance to the Pledged Collateral which may adversely affect the rights and/or benefits of the Pledgee without the Pledgee’s prior written consent.

未经质权人事先书面同意，不得转让质押物，不得设立或允许设立任何可能对质权人权利或利益产生负面影响的质押或权利负担。

6.1.2           Comply with the laws and regulations with respect to the Pledge; present to Pledgee any notices, orders or advisements with respect to the Pledge that may be issued or made by a competent PRC authority within five (5) days upon receiving such notices, orders or advisements; comply with such notices, orders or advisements; or object to the foregoing matters upon the reasonable request of the Pledgee or with consent from the Pledgee.

遵守与质押相关的法律、法规；在接到中国主管单位发布或制作的关于抵押的公告、命令或者广告5天内转交给质权人；遵守这些公告、命令或者广告；或者根据质权人合理要求或经质权人允许而对上述公告、命令或广告提出异议；

6.1.3           Timely notify the Pledgee of any events which may affect the Pledged Collateral or the Pledgors’ rights thereto, or which may change any of the Pledgors’ warranties or affect the Pledgor’s performance of their obligations under this Agreement.

及时通知质权人那些可能影响质押物或出质人对质押物权利的事件，或可能改变出质人在本协议下的保证或影响出质人履行本协议项下义务的事件。

6.2           The Pledgors agree that the Pledgee’s right to the Pledge pursuant to this Agreement shall not be suspended or inhibited by any legal proceedings initiated by the Pledgors, jointly or separately, or by any successor of or any person authorized by the Pledgors.

出质人同意，质权人对依本协议对质押的权利不应被由出质人、出质人继承者、出质人授权的人（单独或共同）提起的法律程序所中止或禁止。

6.3           The Pledgors represent and warrant to the Pledgee that in order to protect and perfect the security for the payment of the Consulting Services Fee, the Pledgors shall execute in good faith and cause other parties who have interests in the Pledged Collateral to execute all the title certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by the Pledgee.

出质人向质权人陈述并保证：为了保障对服务费用支付的担保并使担保处于良好状态，出质人应依质权人要求，善意地并且促使其他在质押物中有利益的他方，签署所有的产权证明、合同及采取行动。

6.4           The Pledgors represent and warrant to the Pledgee or its appointed representative (whether a natural person or a legal entity) that they will execute all applicable and required amendments in connection with the registration of the Pledge, and within a reasonable amount of time upon request, provide the relevant notice, order and decision regarding such registration to the Pledgee.

出质人向质权人或其指定代表（自然人或法人机构）陈述并保证：其会签署与质押登记有关的所有适用且必要的修正文件，并且根据要求在合理的时间内向质权人提供与登记相关的通知、命令或决定。

6.5           The Pledgors represent and warrant to the Pledgee that they will abide by and perform all relevant guarantees, covenants, warranties, representations and conditions necessary to insure the rights of the Pledgee under this Agreement.  The Pledgors shall compensate all the losses suffered by the Pledgee as a result of the Pledgors’ failure to perform any such guarantees, covenants, warranties, representations or conditions.

出质人向质权人陈述并保证：其会遵守和履行所有相关的担保、承诺、保证、陈述和条件来保证本协议项下质权人的权利。出质人应对由于其没有履行此等担保承诺、契约、担保、陈述或条件而给质权人造成的损失作出赔偿。

7.           Events of Default.
违约事项。

7.1	The occurrence of any one of the following events shall be regarded as an “Event of Default”:

如下事项将被视为违约事项:

7.1.1           This Agreement is deemed illegal by a governing authority of the PRC, or the Pledgor is incapable of continuing to perform the obligations herein due to any reason except force majeure;

该协议被中华人民共和国监管部门视作非法，或出质人由于除不可抗力以外的任何原因不能继续履行本协议规定的义务；

7.1.2           The Shungao Company fails to timely pay the Consulting Services Fee in full as required under the Consulting Service Agreement;

顺高公司不能如期全额支付《咨询服务协议》中的服务费用；

7.1.3           A Pledgor makes any materially false or misleading representations or warranties under Section 5 herein, or breaches any warranties under Section 5 herein;

出质人在第5节作出任何重大错误说明或误导性的陈述保证，或者出质人违反第5节中的保证；

7.1.4	A Pledgor breaches the covenants under Section 6 herein;

出质人违反第6款规定的契约；

7.1.5	A Pledgor breaches any terms and conditions of this Agreement;

出质人违反协议规定的任何条款或条件；

7.1.6        A Pledgor transfers or assigns, cause to be transferred or assigned, or otherwise abandons the Pledged Collateral without the prior written consent of the Pledgee;

事先未经质权人的书面允许，出质人转让质押物，或导致质押物被转让，或放弃质押物；

7.1.7           The Shungao Company is incapable of repaying debt;

顺高公司无力偿付债务；

7.1.8           The assets of a Pledgor are adversely affected so as to cause the Pledgee to believe that such Pledgor’s ability to perform the obligations herein is adversely affected;

出质人财产遭受不利影响导致质权人确信出质人履行本协议义务的能力也受到不利影响；

7.1.9           The successors or agents of the Shungao Company refuse, or are only partly able, to perform the payment obligations under the Consulting Services Agreement;

顺高公司的承继人或代理人拒绝履行，或仅能部分履行《咨询服务协议》中的支付义务；

7.2           A Pledgor shall immediately give a written notice to the Pledgee if such Pledgor is aware of or discovers that any event under Section 7.1 herein, or any event that may result in any one of the foregoing events, has occurred or is likely to occur.

出质人一旦意识到或发现7.1款中的事件或其他可能导致上述任一事件发生的因素，必须马上给予质权人书面通知。

7.3           Unless an Event of Default has been resolved to the Pledgee’s satisfaction within 15 days of its occurrence (the “Cure Period”), the Pledgee may, at any time thereafter, give a written default notice (the “Default Notice”) to the Pledgor and require the Pledgors to immediately make full payment of the then outstanding Consulting Service Fee and any other outstanding payables in accordance with Section 8 herein.

除非违约事项在发生后15天内（“补救期”）得到解决，并且质权人对此满意，质权人可以在此后给予出质人一个书面的违约通知（“违约通知”）并且要求出质人根据第8节的规定立即全额支付尚欠的咨询服务费用以及其他应付费用。

8.           Exercise of Remedies.
补救措施。

8.1           Authorized Action by Secured Party. The Pledgors hereby irrevocably appoint Pledgee as the attorney-in-fact of the Pledgors for the purpose of carrying out the security provisions of this Agreement and to take any action and execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purpose of this Agreement.  Such power of attorney shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral) by any person, upon the occurrence an Event of Default.  Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

If an Event of Default occurs, or is already proceeding, Pledgee shall have the right to exercise the following rights:

被担保方的受权措施。出质人不可撤销地指定质权人为自己的事实代理人，以实现本协议担保条款之目的、并采取任何质权人认为对达到本协议目的必要的或有益的行动和签署此等文书。在违约事项发生时，该代理权将自动生效，无须任何人的任何行为（包括抵押物的转移）。质权人没有义务行使或保留上述权利，也不对未行使或延迟行使上述权利负责。

如果一个违约事件发生，或者正在发展，质权人有权利行使如下权利：

(a)           Collect by legal proceedings or otherwise, and endorse and/or receive all payments, proceeds and other sums and property now or hereafter payable on or on account of the Pledged Collateral;

代表或为了质押物，以法定程序及其它方式收取、背书、接收所有付款、价款以及现今及今后所有应收的款项和财产；

(b)           Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Pledged Collateral;

参与关于、处置、放弃、接受、或拥有其它财产交换质押物的任何延期、重组、处置、兼并、合并等安排；

(c)           Transfer the Pledged Collateral under the Pledgee’s name or under an appointed nominee;

将质押物转到质权人或其指定人名下；

(d)           Make any compromise or settlement, and take any action the Pledgee deems advisable, with respect to the Pledged Collateral;

就质押物作出质权人认为有益的妥协或和解。

(e)           Notify any obligor with respect to the Pledged Collateral to make payment directly to the Pledgee;

通知任何与质押物有关的债务人直接付款给质权人；

(f)           All rights of the Pledgors that they would otherwise be entitled to enjoy or exercise with respect to the Pledged Collateral, including without limitations the rights to vote and to receive distributions, shall cease without any further action by or notice, and all such rights shall thereupon become vested in the Pledgee; and

无需任何其他措施或通知，出质人应丧失原先所有对质押物享有或行使的其他权利，包括但不限于投票权及获得分配的权利。这些权利应归属于质权人；并且

(g)           The Pledgors shall execute and deliver to the Pledgee such other instruments as the Pledgee may request in order to permit the Pledgee to exercise the rights set forth herein.

出质人应按质权人要求签署和交付其他文据，以允许质权人行使本协议项下的权利。

8.2           Other Remedies.  Upon the expiration of the Cure Period, the Pledgee, in addition to the remedies set forth in Section 8.1 or such other rights in law, equity or otherwise, may, without notice or demand on the Pledgors, elect any of the following:

其他补救措施。补救期限结束之后，质权人除了享有法律、股权和8.1条规定等的权利以外，还有权无须通知或经向出质人提出要求，而采取以下措施：

(a)           Require the Pledgors to immediately pay all outstanding unpaid amounts due under the Consulting Services Agreement;

要求出质人立即支付《咨询服务协议》中的到期未支付费用的总额；

(b)           Foreclose or otherwise enforce the Pledgee’s security interest to the Pledged Collateral in any manner permitted by law or provided under this Agreement;

用法律许可的及本协议中规定的任何方式来终止回赎权或以其他方法执行出质人在质押物上的股权；

(c)	Terminate this Agreement pursuant to Section 11;

依照11节终止该协议；

(d)           Exercise any and all rights as the beneficial and legal owner of the Pledged Collateral, including, without limitation, the transfer and exercise of voting and any other rights to the Pledged Collateral; and

行使作为质押物合法所有人和受益人的所有权利，包括但不限于转让、行使涉及质押物的投票权和任何其他权利；并且

(e)           Exercise any and all rights and remedies of a secured party under applicable laws.

行使可适用法律下被担保方的任何权利及补救措施。

8.3           The Pledgee has priority in the receipt of payments from the proceeds of auction or sale of the Pledged Collateral, in part or in whole, in accordance with legal procedures, until all payment obligations under the Consulting Services Agreement are satisfied.

质权人依法定程序对整体地或部分地拍卖或销售质押物的价款具有优先受偿权，直至所有《咨询服务协议》下的付款义务偿清为止。

8.4           The Pledgors shall not hinder the Pledgee from exercising its rights in accordance with this Agreement and shall give necessary assistance so that the Pledgee may exercise its rights in full.

出质人不可阻碍质权人根据本协议行使权利，并应给予必要的帮助以确保质权人充分行使权利。

9.          Assignment.
            转让

9.1            The Pledgors shall not assign or otherwise transfer the rights and obligations herein without the Pledgee’s prior written consent.

未经质权人的事先书面允许，出质人不得转让或以其他方式转移其权利和义务。

9.2           This Agreement shall be binding upon each of the Pledgors and their respective successors, and shall be binding on the Pledgee and each of its successor and assignee.

本协议对每个出质人及其继承者有约束力，对质权人及其继承者及受让人有约束力。

9.3           Upon the transfer or assignment by the Pledgee of any or all of its rights and obligations under the Consulting Service Agreement, the Pledgee’s transferee or assignee shall enjoy and undertake the same rights and obligations as the Pledgee under this Agreement.  The Pledgors shall be notified of any such transfer or assignment by written notice and at the request of the Pledgee, the Pledgors shall execute such relevant agreements and/or documents with respect to such transfer or assignment.

如果质权人转让《咨询服务协议》中的权利和义务，其受让人应当享有和承担与质权人相同的权利和义务。质权人应将该转让书面通知出质人。出质人应按质权人要求签署涉及转让的相关协议及文件。

9.4           In the event of the Pledgee’s change in control resulting in the transfer or assignment of this Agreement, the successor to the Pledgee and the Pledgors shall execute a new equity pledge agreement.

如果质权人由于控制权改变而导致本协议转让，质权人的承继人应与出质人签署新的股权质押协议。

10.	Formalities, Fees and Other Charges.
手续，费用及其他支出。

10.1           The Pledgors shall be responsible for all the fees and expenses in relation to this Agreement, including, but not limited, to legal fees, cost of production, stamp tax and any other taxes and charges.  If the Pledgee pays the relevant taxes in accordance with applicable law, the Pledgors shall fully reimburse the Pledgee of such taxes.

出质人将负责与该协议相关的所有费用，包括但不限于：法律费用、制作成本、印花税及其它税金和花费。如果质权人根据法律支付相关的税金，出质人将全额赔偿质权人该笔税金。

10.2           The Pledgors shall be responsible for all expenses (including, but not limited to, any taxes, application fees, management fees, litigation costs, attorney’s fees, and various insurance premiums in connection with the disposition of the Pledge) incurred by the Pledgee in its recourse to collect from the Pledgors arising from the Pledgors’ failure to pay any relevant taxes and fees.

由于出质人因某种原因没有支付应付的税金、费用而导致质权人寻求追索权而引起的费用由出质人承担（包括但不限于与处理质押有关的税金、申请费、管理费用、诉讼费、律师费及各种保险费）。

11.	Force Majeure.
不可抗力。

11.1           “Force Majeure” shall include, but not be limited, to acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, and any unforeseen events beyond a Party’s reasonable control or which cannot be prevented with reasonable care.  However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control.  A Party affected by Force Majeure shall promptly notify the other Parties of such event in order to be exempted from such Party’s obligations under this Agreement.

不可抗力，包括但不限于：政府行为、自然力、火灾、爆炸、台风、洪水、地震、涨潮、闪电、战争、各方无法预料并超出合理控制范围或不能因维护得宜而预防的其他事项。但是，任何贷款、资金或融资的短缺不应被视作超出某方合理控制范围。受不可抗力影响的一方应立即通知其他方，以获得本协议下相关义务的豁免。

11.2           In the event that the affected Party is delayed or prevented from performing its obligations under this Agreement due to Force Majeure, the affected Party shall not be responsible for any damage caused by the delay or prevention of such performance, as long as such damage is within the scope of such delay or prevention.  The affected Party shall take appropriate means to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by Force Majeure.  When such Force Majeure ceases to exist, both Parties covenant and agree to resume the performance of this Agreement with their best efforts.

如果受影响一方由于不可抗力推迟或被阻碍履行其在协议中的义务，在推迟或阻碍的范围内，受影响方无须对该损失负责。受影响方需采取合适措施来最小化或去除不可抗力的影响，并恢复履行被不可抗力推迟或阻碍的义务。在不可抗力消除后，双方应尽最大努力恢复履行本协议。

12.           Confidentiality. The Parties hereby acknowledge and agree to ensure the confidentiality of all oral and written materials exchanged relating to this Agreement.  No Party shall disclose any confidential information to any other third party without the other Parties’ prior written approval, unless: (a) such information was in the public domain at the time it was communicated (unless it entered the public domain without the authorization of the disclosing Party); (b) the disclosure was in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure was required by any of the Party’s legal counsel or financial consultant for the purpose of the transaction underlying this Agreement.  However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof.  The disclosure of confidential information by employees or agents of the disclosing Party is deemed to be an act of the disclosing Party, and such disclosing Party shall bear all liabilities for any breach of confidentiality.

保密条款。各方承认并同意保证与此文件相关的所有口头或书面往来资料的保密性。未经其他方的预先书面允许，任何一方不得向第三方提供保密信息 。但下述除外：a. 提供时已为公众获悉（除非该信息未经披露方授权即向公众披露）；b.或依法律、法规股票、证券交易市场规则披露的信息；c.基于本协议载明交易之目的，依各方的法律顾问或财务顾问要求向其披露的信息。但是，该法律顾问或财务顾问也应当遵守此节提出的保密要求。任何一方的员工或者代理人披露保密信息行为应被视为该方的行为，并且该方应承担违反保密义务的责任。

13.	Dispute Resolution.
争议的解决。

13.1           This Agreement shall be governed by and construed in accordance with the laws of the PRC.

本协议的应适用中华人民共和国的法律和依此解释。

13.2           The Parties shall strive to resolve any disputes arising from the interpretation or performance of this Agreement through amicable negotiations.  If a dispute cannot be settled, any Party may submit such dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration.  The arbitration shall abide by the then current rules of CIETAC, and the arbitration proceedings shall be conducted in Beijing, China in Chinese.  The decision of CIETA shall be final and binding upon the parties.

各方应当友好磋商解决对本协议的解释和履行所引发的争议。如果通过协商，争议仍不能解决，各方可以将此争议提交中国国际经济贸易仲裁委员会根据那时有效的该会规则进行仲裁。仲裁应在北京进行，所有程序以中文进行。仲裁结果是终局的，并对于各方有约束力。

14.           Notices. Any notice given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing.  If such notice is delivered by messenger, the time of receipt is the time when such notice is received by the addressee; if such notice is transmitted by facsimile, the time of receipt is the time when such notice is transmitted.  If the notice does not reach the addressee by the end of the business day, the following business day shall be the date of receipt.  The place of delivery is the Party’s address as set forth in the signature pages hereto or the address advised in writing including via facsimile.

通知。任何一方发出的、为本协议项下行使权利和履行义务之目的的通知应当为书面形式。当上述通知以专人送交时，通知送达时间为通知实际到达被通知人的时间；当通知以传真形式传送，通知送达时间为接受传送时间。假如通知没在工作日送达被通知人，该日的下一个工作日应视为送达日，递送地址为各方签字页上的地址，或是以传真等方式书面告知的地址。

15.           Entire Contract. The Parties agree that this Agreement constitutes the entire agreement of the Parties upon its effectiveness and supersedes all prior oral and/or written agreements and understandings relating to this Agreement.

协议的完整性。各方承认本协议一经生效即构成各方之间的完整协议，并取代任何先前和同时期所有的口头和/或书面协议及谅解。

16.           Severability.  If any provision or provisions of this Agreement shall be held by a proper authority to be invalid, illegal, unenforceable or in conflict with the laws and regulations of the PRC, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

协议的可分性。如果本协议中某些规定经恰当的权威机关认定无效、非法、不可执行或与中国法律法规冲突，该无效条款不应影响或削弱其他条款的有效性、合法性和可执行性。

17.           Appendices.  The appendices to this Agreement are incorporated into and are a part of this Agreement.

附录。该协议的附录构成协议的完整和必要部分。

18.           Amendment or Supplement.
改正和补充。

18.1           The Parties may amend this Agreement in writing, provided that such amendment shall be duly executed and signed by the Pledgee, the Shungao Company, and such Pledgors collectively holding a majority of the Equity Interests, and such amendment shall thereupon become a part of this Agreement and shall have the same legal effect as this Agreement.

各方可用书面方式修改和补充本协议，修正应经质权人、顺高公司以及合计持有多数股权的出质人适当签署。此等修正将成为本协议的一部分，并与本协议具有相同的法律效力。

18.2           This Agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and stamped by the parties hereto. The registration of the Pledge under section 4 will not affect the validity and enforcement of this Agreement.

协议和任何改正、修改、补充、附加及改变均应以书面方式，自各方签署并盖章之日起生效。第4条规定之质押登记不影响本协议的生效和执行。

19.           Language and Copies of the Agreement.  This Agreement shall be executed in English in four (4) original copies.  Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable.

语言和协议的份数。本协议由英语制作四份。各方持有一份，每份具有相同的法律效力。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGE]
签字页

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives as of the date first set forth above.

兹证明，本协议由各方或者各方的法定代表人在首页所述日期签订。

PLEDGEE:	Shenyang Yanzikou Sports & Entertainment Co., Ltd.

质权人：	沈阳燕子口体育休闲运动有限公司

Legal/Authorized Representative: ______________________
法定代表人/或被授权人(签字)
Name: BI Ye
姓名: 毕业
Title: Executive Director
职务: 执行董事

PLEDGOR SIGNATURE PAGE
出质人签字

PLEDGORS:
出质人

____________________
XIAO Bowu
肖伯武
ID Card No.:432421196710020050
身份证号：432421196710020050
Owns 100% of Beijing Shungao Golf Course Management Co., Ltd.
持有北京顺高高尔夫球场管理有限公司股权100%

ACKNOWLEDGED BY:
认知:

THE SHUNGAO COMPANY:
顺高公司:

Beijing Shungao Golf Course Management Co., Ltd.

北京顺高高尔夫球场管理有限公司

Legal/Authorized Representative: ______________________

法定代表人/或被授权人（签字）

Name: XIAO Bowu

姓名: 肖伯武

Title: Executive Director

职务: 执行董事

:

Appendix 1
附　录　１

RESOLUTIONS OF THE SHAREHOLDERS
OF
BEIJING SHUNGAO GOLF COURSE MANAGEMENT CO., LTD.

股东会决议

WHEREAS, Beijing Shungao Golf Course Management Co., Ltd. (“Shungao Company”) has entered into a Consulting Services Agreement with Shenyang Yanzikou Sports & Entertainment Co., Ltd, a wholly foreign-owned enterprise under laws of China (the “WFOE”), pursuant to which the Shungao Company is obligated to pay certain fees in exchange for WFOE’s consultation and related services;

鉴于：北京顺高高尔夫球场管理有限公司（“顺高公司”）, 与沈阳燕子口体育休闲运动有限公司（“外资公司”）签署《咨询服务协议》。基于此协议，外资公司为顺高公司提供咨询以及其他相关服务，公司应对此支付费用。

WHEREAS, the undersigned shareholders of the Shungao Company (the “Shareholders”) collectively hold 100% of the issued and outstanding equity interests of the Shungao Company (the “Equity Interest”), and have been requested by the Shungao Company to pledge the Equity Interest to WFOE pursuant to an Equity Pledge Agreement in order to secure the Shungao Company’s payment obligations under the Consulting Services Agreement; and

鉴于：签字股东（“股东”）合计持有100%顺高公司已发行股权（“股权”），顺高公司要求股东根据《股权质押协议》将股权质押给外资公司，以此作为咨询服务合同下顺高公司支付义务的担保；并且

WHEREAS, it is in the best interest of the Shungao Company and the Shareholders to enter into the Pledge Agreement;

鉴于：股东签署该《股权质押协议》是基于顺高公司和其股东的最大利益。

RESOLVED, that the Shareholders shall pledge the Equity Interest to WFOE pursuant to the Equity Pledge Agreement, the terms and conditions of which are hereby approved.

决议：股东同意按《股权质押协议》的规定，将股权质押给外资公司，谨此批准该协议的条款和条件。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

These resolutions were executed and submitted on September 25, 2009 by the undersigned shareholders:

本决议由下述股东于2009年9月25日制作并提交：

SHAREHOLDERS:
股东

____________________
XIAO Bowu
肖伯武
ID Card No.:432421196710020050
身份证号：432421196710020050
Owns 100% of Beijing Shungao Golf Course Management Co., Ltd.
持有北京顺高高尔夫球场管理有限公司股权100%